American Beacon Stephens Small Cap Growth Fund

Supplement dated January 15, 2014
To the Prospectus dated March 28, 2013

The information below supplements the Prospectus dated March 28, 2013 and is in addition to any other supplement(s):

The following information is added to the end of the section titled “Purchase and Sale of Fund Shares” on page 16 of the Prospectus:

Effective as of February 14, 2014, the Fund will further limit purchases of and exchanges for the Fund’s shares by new investors, subject to certain exceptions described in the section titled “Purchase and Redemption of Fund Shares – Eligibility” beginning on page 35 of the Prospectus.

The following information is added to the end of the section titled “Purchase and Redemption of Fund Shares – Eligibility” beginning on page 35 of the Prospectus:

Purchases and Exchanges of the American Beacon Stephens Small Cap Growth Fund Only

Effective as of February 14, 2014, retirement and benefit plans may no longer establish new accounts with the Fund.  Retirement and benefit plans must notify the Fund of their intent to include the Fund in their plan and fund their account no later than February 14, 2014 and July 7, 2014, respectively.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE